UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  May 25, 2004

                      CITIGROUP MORTGAGE LOAN TRUST INC.
            (Exact name of registrant as specified in its charter)

New York (governing law of                333-107958		     01-0791848
Pooling and Servicing Agreement)         (Commission              (IRS EIN)
(State or other jurisdiction             File Number)
of Incorporation)

     c/o Citibank, N.A.
     399 Park Avenue
     New York, NY                                                 10043
     (Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number, including area code:  (212) 657-0420

     (Former name or former address, if changed since last report)


ITEM 5.  Other Events

     On May 25, 2004, a distribution was made to holders of Citigroup Mortgage Loan Trust
     Mortgage Pass-Through Certificates, Series 2004-HYB1.


ITEM 7.  Financial Statements and Exhibits

     (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

     EX-99.1 Monthly report distributed to holders of Citigroup Mortgage Loan Trust
              Mortgage Pass-Through Certificates, Series 2004-HYB1, relating to the May 25, 2004 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:   05-27-2004
           --------------

     Filed on behalf of CITIGROUP MORTGAGE LOAN TRUST, INC., by Citibank N.A., as Trust Administrator for Citigroup Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-HYB1


                  By:       /s/ John Hannon
                            -------------------------
                  Company:  Citibank, N.A. as Trust Administrator